Exhibit 99.4

Christopher J. Henderson

From:	Stuart Epperson ####@####.com

Sent:	Wednesday, September 11, 2019 12:45 PM

To:	Christopher J. Henderson

Subject:	Board resignation

With this email, I hereby resign my position as a member of the board of directors

Thanks,

stu Jr

Luke 2:19 in 2019!

Twitter&instugram @####

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www.####.com

Download the music

https://itun.es/us/####

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